DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
04/15/2011	201110401244	AMEND/ARTICLES-ORGANIZATION/DOM. LLC (LAM)	50.00	.00		.00	.00

Receipt

This is not a bill. Please do not remit payment.

CONTINENTAL ENERGY, LLC
2665 FAIRFAX DR
UPPER ARLINGTON, OH 43220

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Jon Husted

1842283

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CARDINAL ENERGY GROUP, LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
AMEND/ARTICLES-ORGANIZATION/DOM. LLC	**201110401244**


THE SEAL OF THE SECRETARY OF STATE OF OHIO

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 13th day of April, A.D. 2011.

Jon Husted

Ohio Secretary of State

Prescribed by:

The Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: 1-877-SOS-FILE (1-877-767-3453)

www.sos.state.oh.us
e-mail: busserv@sos.state.oh.us

Expedite this Form: (Select One)	
Mail Form to one of the Following:	
○ Expedite	PO Box 1390 Columbus, OH 43216
*** Requires an additional fee of $100 ***	
◉ Non Expedite	PO Box 1329 Columbus, OH 43216

2011 APR 13 AM 11:08

Domestic Limited Liability Company Certificate of Amendment or Restatement

Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

(1) Domestic Limited Liability Company	(2) Domestic Limited Liability Company
☑ Amendment (129-LAM)	☐ Restatement (142-LRA)
March 10, 2009 Date of Formation	Date of Formation

The undersigned authorized representative of:

Continental Energy, LLC — Name of limited liability company

1842283 — Registration number

If box (1) Amendment is checked, only complete sections that apply. If box (2) Restatement is checked, all sections below must be completed.

The name of said limited liability company shall be:

Cardinal Energy Group, LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd." or "ltd"

This limited liability company shall exist for a period of: ____________ Period of Existence

Purpose

☐ **Check here if additional provisions are attached**

REQUIRED
Must be **(signed)** by a member, manager or other representative.

Timothy W. Crawford
Signature

4-11-2011
Date

TIMOTHY W. CRAWFORD
Print Name

Signature

Date

Print Name

Signature

Date

Print Name